Exhibit 32.2

Certification of the Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned hereby certifies that, to his knowledge, (i) the Form 10-QSB of Weststar Financial Services Corporation (the "Company") for the quarter ended September 30, 2003 (the "Report"), as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company on the dates and for the periods presented therein.

                                    WESTSTAR FINANCIAL SERVICES CORPORATION


Date: November 12, 2003         By: /s/   Randall C. Hall
                                    --------------------------------------------

                                    Randall C. Hall
                                    Executive Vice President and Chief Financial and Principal Accounting Officer


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